Exhibit 99.2

The PMI Group, Inc.

Third Quarter 2008

Financial Supplement

THE PMI GROUP, INC. AND SUBSIDIARIES

FINANCIAL RESULTS AND STATISTICAL INFORMATION FOR THE PERIOD ENDED SEPTEMBER 30, 2008

Table of Contents

Page

Notes to Financial Results and Statistical Information	3

Consolidated Results

Consolidated Statements of Operations	4

Consolidated Balance Sheets	5

Business Segments Results of Operations - Three Months Ended September 30, 2008 and 2007	6

Business Segments Results of Operations - Nine Months Ended September 30, 2008 and 2007	7

Business Segments Balance Sheets	8

U.S. Mortgage Insurance Operations Segment Results

U.S. Mortgage Insurance Operations Segment Results of Operations and Balance Sheets	9

U.S. Mortgage Insurance Operations Portfolio Characteristics	10-12

U.S. Mortgage Insurance Operations Default Information	13

U.S. Mortgage Insurance Operations Analysis of Loss Reserves	14

CMG Mortgage Insurance Company Statistical Information	15

International Mortgage Insurance Operations Segment Results

International Operations Segment Results of Operations and Balance Sheets	16

PMI Europe Quarterly Financial Information	17

PMI Europe Statistical Information	18

Financial Guaranty Segment Results

Financial Guaranty Segment Results of Operations and Balance Sheets	19

Corporate and Other Segment Results

Corporate and Other Segment Results of Operations and Balance Sheets	20

THE PMI GROUP, INC. AND SUBSIDIARIES

FINANCIAL RESULTS AND STATISTICAL INFORMATION FOR THE PERIOD ENDED SEPTEMBER 30, 2008

Notes to Financial Results and Statistical Information:

(1)	U.S. Mortgage Insurance Operations segment includes the operating results of PMI Mortgage Insurance Co. and affiliated U.S. mortgage insurance and reinsurance companies (collectively, “PMI”). CMG Mortgage Insurance Company and its affiliates are included under the equity method of accounting in equity in earnings from unconsolidated subsidiaries.

(2)	International Operations segment includes PMI Europe and PMI Canada. PMI Australia and PMI Asia are reported as discontinued operations for all periods presented.

(3)	Financial Guaranty segment represents our equity investments in FGIC Corporation and RAM Reinsurance Company, Ltd. (“RAM Re”). PMI Guaranty Co. (“PMI Guaranty”) is reported as discontinued operations for all periods presented. See note 14 below for discussion on impairment of The PMI Group, Inc’s (the “Company”) investments in RAM Re and FGIC.

(4)	The Corporate and Other segment includes other income and related operating expenses of PMI Mortgage Services Co.; investment income, interest expense, intercompany eliminations and corporate expenses of the Company; the results of Commercial Loan Insurance Corporation, WMAC Credit Insurance Corporation and equity in earnings (losses) from certain limited partnerships.

(5)	For the quarter and nine months ended September 30, 2008, the Company’s equity in earnings (losses) from unconsolidated subsidiaries include CMG Mortgage Insurance Company, CMG Mortgage Reinsurance Company and CMG Mortgage Assurance Company (collectively, “CMG MI”), RAM Re and certain limited partnership interests.

(6)	Other underwriting and operating expenses from the International segment include severance costs related to the reconfiguration of PMI Europe and disposal costs related to PMI Canada.

(7)	The loss ratio is expressed as a ratio of losses and loss adjustment expenses (“LAE”) from continuing operations to premiums earned from continuing operations. The expense ratio is expressed as a ratio of the sum of amortization of deferred policy acquisition costs and other underwriting and operating expenses from continuing operations to net premiums written from continuing operations.

(8)	Pool insurance includes modified pool, GSE pool, old pool and all other pool insurance products for U.S. Mortgage Insurance Operations. As of June 30, 2008, we adjusted pool risk in force to appropriately reflect the effect of loan repayments on risk limits.

(9)	The statutory risk-to-capital ratio is for PMI Mortgage Insurance Co. only.

(10)	As of data, such as insurance in force, risk in force, policy in force and loans in default, are the same as recent period end in the total column.

(11)	Due to the net loss in the quarter and nine months ended September 30, 2008, normally dilutive components of shares outstanding such as stock options were not included in fully diluted shares outstanding as their inclusion would have been anti-dilutive.

(12)	Loss severity is, for a given period, initial claims paid as a percentage of the total risk in force of loans for which claims were paid. Initial claims paid does not include supplemental and other payments.

(13)	PMI’s persistency rate was calculated based upon the percentage of primary insurance in force at the beginning of a 12-month period that remains in force at the end of that period.

(14)	At June 30, 2008, the carrying value of our investment in RAM Re had been reduced to zero due to equity in losses in RAM Re. During the third quarter of 2008, we recognized equity in earnings from RAM Re of $9.4 million which increased our investment in RAM Re to $9.4 million; however, due to continuing deterioration of the credit market and declines in RAM Re’s share price we realized an other-than-temporary impairment charge of $2.9 million related to RAM Re thereby reducing the carrying value of our investment in RAM Re to $6.5 as of September 30, 2008. Additionally, the Company impaired its investment in FGIC in the first quarter and reduced the carrying value of its investment in FGIC to zero. This reduction resulted in an $88.0 million net realized investment loss in the consolidated statement of operations and $15.6 million loss in other comprehensive income in the first quarter. The Company did not recognize any equity in earnings (losses) from FGIC in 2008.

(15)	Effective January 1, 2008, the Company adopted SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities—Including an Amendment of FASB Statement No. 115 (“SFAS No. 159”). The Company elected to adopt the fair value option for certain corporate debt on the adoption date. The Company’s net income included a $66.3 million and $111.9 million gain for the third quarter and nine months of 2008, respectively, related to the subsequent measurement of fair value for these debt instruments.

(16)	Included in the Supplemental and other in the third quarter of 2008 is $25.8 million recovered from two captive trust accounts due to the termination of captive agreements. The recovered amount was excluded from the calculation of average claim size for the three and nine months ended September 30, 2008.

(17)	Unaudited due to reclassification as a result of discontinued operations.

Note:	The interim financial and statistical information contained in this material is unaudited. Certain prior periods’ information has been reclassified to conform to the current periods’ presentation.

The PMI Group, Inc.’s Investor Relations contacts:

Bill Horning	Kosta Karmaniolas
Vice President, Investor Relations	Manager, Investor Relations
(925) 658-6193	(925) 658-6137

THE PMI GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
	(Unaudited)		(Unaudited)
	(Dollars and shares in thousands, except per share data)
Net premiums written	$176,497	$218,831	$591,352	$610,848

Revenues
Premiums earned	$183,581	$209,201	$602,037	$605,472
Net (losses) gains from credit default swaps	(9,911)	(8,371)	439	(4,964)
Net investment income	36,098	33,587	105,119	98,093
Net realized investment (losses) gains	(49,920)	712	(21,994)	2,709
Change in fair value of certain debt instruments (15)	66,283	—	111,948	—
Impairment of unconsolidated subsidiary (14)	(2,887)	—	(90,868)	—
Other income	1,973	4,821	8,419	11,192

Total revenues	225,217	239,950	715,100	712,502

Losses and expenses
Losses and loss adjustment expenses	382,689	351,033	1,494,807	580,176
Amortization of deferred policy acquisition costs	4,955	13,150	13,773	38,853
Other underwriting and operating expenses (6)	59,412	40,555	159,977	145,903
Interest expense	11,179	7,627	27,992	22,815

Total losses and expenses	458,235	412,365	1,696,549	787,747

Loss before equity in earnings (losses) from unconsolidated subsidiaries and income taxes	(233,018)	(172,415)	(981,449)	(75,245)
Equity in earnings (losses) from unconsolidated subsidiaries (5)	9,103	(22,602)	(45,830)	49,655

Loss from continuing operations before income taxes	(223,915)	(195,017)	(1,027,279)	(25,590)
Income tax benefit from continuing operations	(74,606)	(84,382)	(321,084)	(51,211)

(Loss) income from continuing operations	(149,309)	(110,635)	(706,195)	25,621
(Loss) income from discontinued operations, net of taxes	(80,104)	23,862	(43,468)	73,472

Net (loss) income	$(229,413)	$(86,773)	$(749,663)	$99,093

Diluted (loss) income from continuing operations per share	$(1.83)	$(1.32)	$(8.68)	$0.29
Diluted (loss) income from discontinued operations per share	(0.98)	0.28	(0.54)	0.85

Diluted net (loss) income per share	$(2.81)	$(1.04)	$(9.22)	$1.14

Share data:
Basic weighted average common shares outstanding	81,597	83,747	81,343	85,833
Stock options and other dilutive components (11)	—	—	—	881

Diluted weighted average common shares outstanding (11)	81,597	83,747	81,343	86,714

THE PMI GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	September 30, 2008	December 31, 2007	September 30, 2007
	(Unaudited)	(Unaudited)(17)	(Unaudited)
	(Dollars and shares in thousands, except per share data)
Assets
Investments:
Fixed income securities	$2,019,042	$2,018,148	$2,051,289
Equity securities:
Common	9,883	117,251	137,017
Preferred	212,703	299,630	309,931
Short term investments	2,280	2,251	2,252

Total investments	$2,243,908	$2,437,280	$2,500,489
Cash and cash equivalents	713,241	354,508	212,241
Investments in unconsolidated subsidiaries	154,397	309,800	1,126,781
Reinsurance recoverables	393,654	36,917	4,747
Deferred policy acquisition costs	31,036	18,305	52,592
Property, equipment and software, net of accumulated depreciation and amortization	138,845	157,308	161,995
Other assets	360,637	302,767	242,111
Assets - discontinued operations - held for sale	1,324,795	1,453,555	1,437,828

Total assets	$5,360,513	$5,070,440	$5,738,784

Liabilities
Reserve for losses and loss adjustment expenses	$2,463,407	$1,177,309	$718,872
Unearned premiums	117,324	136,921	142,750
Debt	532,177	496,593	496,593
Other liabilities	250,897	178,275	266,695
Liabilities - discontinued operations - held for sale	543,830	568,380	548,164

Total liabilities	3,907,635	2,557,478	2,173,074
Shareholders’ equity
Common stock	1,193	1,193	1,193
Additional paid-in capital, treasury stock and retained earnings	1,491,384	2,196,692	3,211,860
Accumulated other comprehensive (loss) income, net of deferred taxes	(39,699)	315,077	352,657

Total shareholders’ equity	1,452,878	2,512,962	3,565,710

Total liabilities and shareholders’ equity	$5,360,513	$5,070,440	$5,738,784

Basic shares issued and outstanding	81,624	81,120	81,120

Book value per share	$17.80	$30.98	$43.96

THE PMI GROUP, INC. AND SUBSIDIARIES

BUSINESS SEGMENTS RESULTS OF OPERATIONS - THREE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007

	U.S. Mortgage Insurance Operations (1)	International Operations (2)	Financial Guaranty (3)	Corporate and Other (4)	Consolidated Total
	Three Months Ended September 30, 2008 (Unaudited)
	(Dollars in thousands)
Net premiums written	$173,908	$2,577	$—	$12	$176,497

Revenues
Premiums earned	$179,795	$3,776	$—	$10	$183,581
Net loss from credit default swaps	—	(9,911)	—	—	(9,911)
Net investment income	29,331	3,875	—	2,892	36,098
Net realized investment (losses) gains	(50,800)	1,868	—	(988)	(49,920)
Change in fair value of certain debt instruments (15)	—	—	—	66,283	66,283
Impairment of unconsolidated subsidiary(14)	—	—	(2,887)	—	(2,887)
Other (loss) income	(190)	(23)	—	2,186	1,973

Total revenues (expenses)	158,136	(415)	(2,887)	70,383	225,217

Losses and expenses
Losses and loss adjustment expenses	348,201	34,488	—	—	382,689
Amortization of deferred policy acquisition costs	3,387	1,568	—	—	4,955
Other underwriting and operating expenses	24,633	13,048	—	21,731	59,412
Interest expense	53	—	—	11,126	11,179

Total losses and expenses	376,274	49,104	—	32,857	458,235

(Loss) income before equity in (losses) earnings from unconsolidated subsidiaries and income taxes	(218,138)	(49,519)	(2,887)	37,526	(233,018)
Equity in (losses) earnings from unconsolidated subsidiaries (5)	(85)	—	9,340	(152)	9,103

(Loss) income from continuing operations before income taxes	(218,223)	(49,519)	6,453	37,374	(223,915)
Income tax (benefit) expense from continuing operations	(81,108)	(3,510)	—	10,012	(74,606)

(Loss) income from continuing operations	(137,115)	(46,009)	6,453	27,362	(149,309)
(Loss) income from discontinued operations, net of taxes	—	(80,541)	437	—	(80,104)

Net (loss) income	$(137,115)	$(126,550)	$6,890	$27,362	$(229,413)

Loss ratio (7)	193.7%
Expense ratio (7)	16.1%
Combined ratio	209.8%

	Three Months Ended September 30, 2007 (Unaudited)
	(Dollars in thousands)
Net premiums written	$214,398	$4,419	$—	$14	$218,831

Revenues
Premiums earned	$205,539	$3,644	$—	$18	$209,201
Net loss from credit default swaps	—	(8,371)	—	—	(8,371)
Net investment income	28,786	2,866	—	1,935	33,587
Net realized investment gains (losses)	2,865	(267)	—	(1,886)	712
Other income	167	91	—	4,563	4,821

Total revenues (expenses)	237,357	(2,037)	—	4,630	239,950

Losses and expenses
Losses and loss adjustment expenses	348,314	2,719	—	—	351,033
Amortization of deferred policy acquisition costs	12,809	341	—	—	13,150
Other underwriting and operating expenses	18,420	5,217	—	16,918	40,555
Interest expense	36	—	—	7,591	7,627

Total losses and expenses	379,579	8,277	—	24,509	412,365

Loss before equity in earnings (losses) from unconsolidated subsidiaries and income taxes	(142,222)	(10,314)	—	(19,879)	(172,415)
Equity in earnings (losses) from unconsolidated subsidiaries (5)	4,167	—	(26,741)	(28)	(22,602)

Loss income from continuing operations before income taxes	(138,055)	(10,314)	(26,741)	(19,907)	(195,017)
Income tax benefit from continuing operations	(72,833)	(1,567)	(1,113)	(8,869)	(84,382)

Loss from continuing operations	(65,222)	(8,747)	(25,628)	(11,038)	(110,635)

Income from discontinued operations, net of taxes	—	22,626	1,236	—	23,862

Net (loss) income	$(65,222)	$13,879	$(24,392)	$(11,038)	$(86,773)

Loss ratio (7)	169.5%
Expense ratio (7)	14.6%
Combined ratio	184.1%

THE PMI GROUP, INC. AND SUBSIDIARIES

BUSINESS SEGMENTS RESULTS OF OPERATIONS - NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007

	U.S. Mortgage Insurance Operations (1)	International Operations (2)	Financial Guaranty (3)	Corporate and Other (4)	Consolidated Total
	Nine Months Ended September 30, 2008 (Unaudited)
	(Dollars in thousands)
Net premiums written	$574,969	$16,358	$—	$25	$591,352

Revenues
Premiums earned	$591,254	$10,750	$—	$33	$602,037
Net gains from credit default swaps	—	439	—	—	439
Net investment income	86,586	12,404	—	6,129	105,119
Net realized investment (losses) gains	(22,149)	1,157	—	(1,002)	(21,994)
Change in fair value of certain debt instruments (15)	—	—	—	111,948	111,948
Impairment of unconsolidated subsidiary (14)	—	—	(90,868)	—	(90,868)
Other (loss) income	(357)	28	—	8,748	8,419

Total revenues (expenses)	655,334	24,778	(90,868)	125,856	715,100

Losses and expenses
Losses and loss adjustment expenses	1,437,710	57,097	—	—	1,494,807
Amortization of deferred policy acquisition costs	11,457	2,316	—	—	13,773
Other underwriting and operating expenses	71,131	27,687	—	61,159	159,977
Interest expense	114	—	—	27,878	27,992

Total losses and expenses	1,520,412	87,100	—	89,037	1,696,549

(Loss) income before equity in earnings (losses) from unconsolidated subsidiaries and income taxes	(865,078)	(62,322)	(90,868)	36,819	(981,449)
Equity in earnings (losses) from unconsolidated subsidiaries (5)	5,781	—	(51,217)	(394)	(45,830)

(Loss) income from continuing operations before income taxes	(859,297)	(62,322)	(142,085)	36,425	(1,027,279)
Income tax (benefit) expense from continuing operations	(323,846)	(5,506)	(1,244)	9,512	(321,084)

(Loss) income from continuing operations	(535,451)	(56,816)	(140,841)	26,913	(706,195)
Loss from discontinued operations, net of taxes	—	(20,855)	(22,613)	—	(43,468)

Net (loss) income	$(535,451)	$(77,671)	$(163,454)	$26,913	$(749,663)

Loss ratio (7)	243.2%
Expense ratio (7)	14.4%
Combined ratio	257.6%

	Nine Months Ended September 30, 2007 (Unaudited)
	(Dollars in thousands)
Net premiums written	$599,494	$11,321	$—	$33	$610,848

Revenues
Premiums earned	$594,683	$10,742	$—	$47	$605,472
Net loss from credit default swaps	—	(4,964)	—	—	(4,964)
Net investment income	83,074	7,994	—	7,025	98,093
Net realized investment gains (losses)	6,113	(172)	—	(3,232)	2,709
Other income (loss)	171	(17)	—	11,038	11,192

Total revenues	684,041	13,583	—	14,878	712,502

Losses and expenses
Losses and loss adjustment expenses	575,482	4,694	—	—	580,176
Amortization of deferred policy acquisition costs	38,001	852	—	—	38,853
Other underwriting and operating expenses	72,840	12,207	—	60,856	145,903
Interest expense	75	—	—	22,740	22,815

Total losses and expenses	686,398	17,753	—	83,596	787,747

Loss before equity in earnings from unconsolidated subsidiaries and income taxes	(2,357)	(4,170)	—	(68,718)	(75,245)
Equity in earnings from unconsolidated subsidiaries (5)	13,645	—	35,804	206	49,655

Income (loss) from continuing operations before income taxes	11,288	(4,170)	35,804	(68,512)	(25,590)
Income tax (benefit) expense from continuing operations	(33,913)	327	5,191	(22,816)	(51,211)

Income (loss) from continuing operations	45,201	(4,497)	30,613	(45,696)	25,621

Income from discontinued operations, net of taxes	—	69,599	3,873	—	73,472

Net income (loss)	$45,201	$65,102	$34,486	$(45,696)	$99,093

Loss ratio (7)	96.8%
Expense ratio (7)	18.5%
Combined ratio	115.3%

THE PMI GROUP, INC. AND SUBSIDIARIES

BUSINESS SEGMENTS BALANCE SHEETS

	U.S. Mortgage Insurance Operations (1)	International Operations (2)	Financial Guaranty (3)	Corporate and Other (4)	Consolidated Total
	September 30, 2008 (Unaudited)
	(Dollars in thousands)
Assets
Investments:
Fixed income securities	$1,726,032	$158,171	$617	$134,222	$2,019,042
Equity securities:
Common	9,883	—	—	—	9,883
Preferred	212,703	—	—	—	212,703
Short term investments	980	—	—	1,300	2,280

Total investments	$1,949,598	$158,171	$617	$135,522	$2,243,908
Cash and cash equivalents	400,086	164,276	30,220	118,659	713,241
Investments in unconsolidated subsidiaries	132,584	—	6,453	15,360	154,397
Reinsurance recoverables	392,701	953	—	—	393,654
Deferred policy acquisition costs	28,091	2,945	—	—	31,036
Property, equipment and software, net of accumulated depreciation and amortization	60,000	1,709	—	77,136	138,845
Other assets (liabilities)	298,908	18,596	60,414	(17,281)	360,637
Assets - discontinued operations - held for sale	—	1,324,795	—	—	1,324,795

Total assets	$3,261,968	$1,671,445	$97,704	$329,396	$5,360,513

Liabilities
Reserve for losses and loss adjustment expenses	$2,349,651	$90,856	$22,900	$—	$2,463,407
Unearned premiums	90,007	27,296	—	21	117,324
Debt	—	—	—	532,177	532,177
Other liabilities (assets)	200,593	63,124	(2,000)	(10,820)	250,897
Liabilities - discontinued operations - held for sale	—	543,830	—	—	543,830

Total liabilities	2,640,251	725,106	20,900	521,378	$3,907,635

Shareholders’ equity (deficit)	621,717	946,339	76,804	(191,982)	1,452,878

Total liabilities and shareholders’ equity	$3,261,968	$1,671,445	$97,704	$329,396	$5,360,513

	December 31, 2007 (Unaudited) (17)
	(Dollars in thousands)
Assets
Investments:
Fixed income securities	$1,531,606	$265,653	$167,915	$52,974	$2,018,148
Equity securities:
Common	116,005	4	—	1,242	117,251
Preferred	277,165	—	22,465	—	299,630
Short term investments	951	—	—	1,300	2,251

Total investments	$1,925,727	$265,657	$190,380	$55,516	$2,437,280
Cash and cash equivalents	229,446	62,298	11,252	51,512	354,508
Investments in unconsolidated subsidiaries	131,225	—	163,661	14,914	309,800
Reinsurance recoverables	35,930	987	—	—	36,917
Deferred policy acquisition costs	10,474	3,921	3,910	—	18,305
Property, equipment and software, net of accumulated depreciation and amortization	75,884	2,095	187	79,142	157,308
Other assets	188,018	12,174	52,918	49,657	302,767
Assets - discontinued operations - held for sale	—	1,453,555	—	—	1,453,555

Total assets	$2,596,704	$1,800,687	$422,308	$250,741	$5,070,440

Liabilities
Reserve for losses and loss adjustment expenses	$1,133,080	$41,579	$2,650	$—	$1,177,309
Unearned premiums	107,200	22,983	6,709	29	136,921
Debt	—	—	50,000	446,593	496,593
Other liabilities (assets)	129,246	46,652	2,892	(515)	178,275
Liabilities - discontinued operations - held for sale	—	568,380	—	—	568,380

Total liabilities	1,369,526	679,594	62,251	446,107	2,557,478

Shareholders’ equity (deficit)	1,227,178	1,121,093	360,057	(195,366)	2,512,962

Total liabilities and shareholders’ equity	$2,596,704	$1,800,687	$422,308	$250,741	$5,070,440

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS SEGMENT (1) RESULTS OF OPERATIONS AND BALANCE SHEETS

	2008				2007
Income Statement Components - Quarter Ended	9/30/2008	6/30/2008	3/31/2008	Total	12/31/2007	9/30/2007	6/30/2007	3/31/2007	Total
	(Dollars in thousands)				(Dollars in thousands)
Revenues
Premiums written:
Gross premiums written	$249,423	$251,677	$262,870	$763,970	$258,026	$266,545	$236,412	$240,430	$1,001,413
Ceded and refunded premiums, net of assumed premiums	(75,515)	(55,614)	(57,872)	(189,001)	(57,773)	(52,147)	(47,232)	(44,514)	(201,666)

Net premiums written	173,908	196,063	204,998	574,969	200,253	214,398	189,180	195,916	799,747
Change in unearned premiums	5,887	7,572	2,826	16,285	6,001	(8,859)	6,205	(2,157)	1,190

Premiums earned	$179,795	$203,635	$207,824	$591,254	$206,254	$205,539	$195,385	$193,759	$800,937
Net investment income	29,331	29,255	28,000	86,586	27,281	28,786	25,966	28,322	110,355
Net realized investment (losses) gains	(50,800)	(12,900)	41,551	(22,149)	(1,526)	2,865	981	2,267	4,587
Other (loss) income	(190)	(91)	(76)	(357)	(86)	167	17	(13)	85

Total revenues	158,136	219,899	277,299	655,334	231,923	237,357	222,349	224,335	915,964

Losses and expenses
Losses and loss adjustment expenses	348,201	552,476	537,033	1,437,710	520,611	348,314	134,384	92,784	1,096,093
Amortization of deferred policy acquisition costs	3,387	3,819	4,251	11,457	46,213	12,809	12,610	12,582	84,214
Other underwriting and operating expenses	24,633	24,159	22,339	71,131	22,717	18,420	26,759	27,661	95,557
Interest expense	53	29	32	114	33	36	39	—	108

Total losses and expenses	376,274	580,483	563,655	1,520,412	589,574	379,579	173,792	133,027	1,275,972

(Loss) income before equity in (losses) earnings from unconsolidated subsidiaries and income taxes	(218,138)	(360,584)	(286,356)	(865,078)	(357,651)	(142,222)	48,557	91,308	(360,008)
Equity in (losses) earnings from unconsolidated subsidiaries	(85)	2,986	2,880	5,781	3,474	4,167	4,617	4,861	17,119

(Loss) income before income taxes	(218,223)	(357,598)	(283,476)	(859,297)	(354,177)	(138,055)	53,174	96,169	(342,889)
Income tax (benefit) expense	(81,108)	(131,739)	(110,999)	(323,846)	(118,160)	(72,833)	11,627	27,293	(152,073)

Net (loss) income	$(137,115)	$(225,859)	$(172,477)	$(535,451)	$(236,017)	$(65,222)	$41,547	$68,876	$(190,816)

Loss ratio (7)	193.7%	271.3%	258.4%	243.2%	252.4%	169.5%	68.8%	47.9%	136.9%
Expense ratio (7)	16.1%	14.3%	13.0%	14.4%	34.4%	14.6%	20.8%	20.5%	22.5%
Combined ratio	209.8%	285.6%	271.4%	257.6%	286.8%	184.1%	89.6%	68.4%	159.4%

Balance Sheet Components - As of Quarter End	9/30/2008	6/30/2008	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007
	(Dollars in thousands)			(Dollars in thousands)
Assets
Investments:
Fixed income securities	$1,726,032	$1,960,626	$1,746,902	$1,531,606	$1,567,122	$1,523,285	$1,540,150
Equity securities:
Common	9,883	10,927	14,159	116,005	135,738	141,255	129,096
Preferred	212,703	243,459	260,646	277,165	283,051	236,403	229,948
Short term investments	980	977	951	951	951	947	930

Total investments	$1,949,598	$2,215,989	$2,022,658	$1,925,727	$1,986,862	$1,901,890	$1,900,124
Cash and cash equivalents	400,086	106,317	285,074	229,446	91,460	165,114	262,327
Investments in unconsolidated subsidiaries	132,584	135,580	133,664	131,225	127,206	122,072	137,041
Reinsurance recoverables	392,701	313,549	123,864	35,930	3,782	2,554	2,669
Deferred policy acquisition costs	28,091	22,532	15,992	10,474	43,344	43,906	43,193
Property, equipment and software, net of accumulated depreciation and amortization	60,000	70,330	73,832	75,884	80,170	83,293	84,448
Other assets	298,908	264,577	242,679	188,018	186,915	139,745	124,958

Total assets	$3,261,968	$3,128,874	$2,897,763	$2,596,704	$2,519,739	$2,458,574	$2,554,760

Liabilities
Reserve for losses and loss adjustment expenses	$2,349,651	$2,132,632	$1,589,253	$1,133,080	$698,238	$444,594	$386,036
Unearned premiums	90,007	96,739	104,674	107,200	112,634	103,331	108,968
Other liabilities	200,593	115,973	185,738	129,246	205,749	265,268	347,720

Total liabilities	2,640,251	2,345,344	1,879,665	1,369,526	1,016,621	813,193	842,724

Shareholder’s equity	621,717	783,530	1,018,098	1,227,178	1,503,118	1,645,381	1,712,036

Total liabilities and shareholder’s equity	$3,261,968	$3,128,874	$2,897,763	$2,596,704	$2,519,739	$2,458,574	$2,554,760

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS PORTFOLIO CHARACTERISTICS (1)

	2008				2007
	9/30/2008	6/30/2008	3/31/2008	Total	12/31/2007	9/30/2007	6/30/2007	3/31/2007	Total
	(Dollars in millions)				(Dollars in millions)
New Insurance Written
Flow insurance written	$6,156	$4,364	$5,952	$16,472	$8,701	$11,091	$10,268	$7,524	$37,584
Structured insurance written	67	184	167	418	369	3,404	1,337	3,439	8,549

Primary new insurance written	$6,223	$4,548	$6,119	$16,890	$9,070	$14,495	$11,605	$10,963	$46,133

Primary new risk written	$1,413	$985	$1,417	$3,815	$2,215	$3,533	$2,806	$2,920	$11,474
Pool new insurance written (8)	$—	$—	$274	$274	$968	$1,953	$5,270	$6,188	$14,379
Pool new risk written (8)	$—	$—	$4	$4	$14	$41	$122	$178	$355
Product mix as a % of primary new insurance written:
High LTV (above 97% LTV’s)	0%	4%	15%	6%	21%	31%	35%	36%	32%
95.01% to 97% LTV’s	4%	5%	2%	4%	2%	2%	3%	3%	3%
90.01% to 95% LTV’s	26%	22%	23%	24%	26%	26%	21%	22%	24%
85.01% to 90% LTV’s	55%	49%	44%	49%	40%	30%	31%	27%	31%
85% and below	15%	20%	16%	17%	11%	11%	10%	12%	10%
Less than A quality loans	0%	1%	4%	2%	8%	12%	10%	9%	10%
Alt-A loans	1%	8%	13%	7%	15%	22%	32%	38%	27%
Interest only loans	5%	6%	8%	6%	12%	18%	24%	26%	20%
Payment option ARMS	0%	0%	0%	0%	1%	2%	3%	3%	3%
ARMs	1%	2%	2%	2%	3%	8%	8%	16%	9%
Monthlies	92%	97%	98%	95%	98%	86%	98%	95%	94%
Refinances	22%	41%	45%	35%	36%	31%	38%	47%	37%
Structured transactions	1%	4%	3%	2%	4%	23%	12%	31%	19%

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS PORTFOLIO CHARACTERISTICS (2)

	2008			2007
	9/30/2008	6/30/2008	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007
	(Dollars in millions, except loan size)
Primary Insurance and Risk in Force
Primary insurance in force
Flow	$104,336	$103,626	$103,860	$102,410	$98,105	$91,864	$87,184
Structured transactions	18,806	19,525	20,403	21,213	21,864	19,803	19,701

Total	$123,142	$123,151	$124,263	$123,623	$119,969	$111,667	$106,885

Primary risk in force
Flow	$25,981	$25,983	$26,156	$25,852	$24,754	$23,075	$21,837
Structured transactions	4,458	4,650	4,896	5,115	5,324	5,016	5,138

Total	$30,439	$30,633	$31,052	$30,967	$30,078	$28,091	$26,975

Pool risk in force (8)	$2,762	$2,812	$3,443	$3,464	$3,476	$3,461	$3,373
Primary risk in force - credit score distribution
Flow
620 or above	93.7%	93.4%	93.2%	93.1%	93.1%	93.6%	93.8%
619-575	4.9%	5.1%	5.3%	5.3%	5.3%	5.0%	4.9%
574 or below	1.4%	1.5%	1.5%	1.6%	1.6%	1.4%	1.3%
Structured transactions
620 or above	86.2%	86.2%	86.2%	86.1%	86.1%	85.4%	85.3%
619-575	8.7%	8.7%	8.7%	8.8%	8.8%	9.2%	9.2%
574 or below	5.1%	5.1%	5.1%	5.1%	5.1%	5.4%	5.5%
Total
620 or above	92.6%	92.4%	92.1%	91.9%	91.9%	92.1%	92.2%
619-575	5.5%	5.6%	5.8%	5.9%	5.9%	5.8%	5.7%
574 or below	1.9%	2.0%	2.1%	2.2%	2.2%	2.1%	2.1%
Primary average loan size (in thousands)
Flow	$158.3	$157.0	$155.6	$153.7	$150.6	$146.6	$142.8
Structured transactions	$159.9	$160.3	$160.8	$161.7	$162.0	$159.6	$159.2
Total	$158.6	$157.5	$156.4	$155.0	$152.6	$148.7	$145.5
Loss severity (12) - primary (quarterly)
Flow	100.7%	98.8%	95.7%	95.5%	90.6%	87.9%	88.5%
Structured transactions	98.9%	98.2%	98.9%	94.6%	92.0%	92.5%	90.3%
Total	100.0%	98.6%	96.9%	95.2%	91.1%	89.3%	89.0%
Persistency (13)
Primary persistency rate	81.0%	79.6%	77.6%	75.5%	73.3%	71.7%	70.7%
Risk-to-capital ratio (9)	15.8 to 1	12.6 to 1	12.0 to 1	10.8 to 1	9.6 to 1	8.6 to 1	8.3 to 1

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS PORTFOLIO CHARACTERISTICS (3)

		9/30/2008		12/31/2007		9/30/2007
Policy Year As a Percentage of Primary Risk in Force (RIF)		Primary Risk in Force	Percent of Total	Primary Risk in Force	Percent of Total	Primary Risk in Force	Percent of Total
		(In millions)		(In millions)		(In millions)
Prior to 1999		$359	1.2%	$436	1.4%	$462	1.5%
1999		279	0.9%	312	1.0%	324	1.1%
2000		126	0.4%	144	0.5%	151	0.5%
2001		457	1.5%	539	1.7%	569	1.9%
2002		998	3.3%	1,173	3.8%	1,245	4.1%
2003		2,691	8.8%	3,174	10.2%	3,346	11.1%
2004		2,862	9.4%	3,344	10.8%	3,557	11.8%
2005		4,189	13.8%	4,829	15.6%	5,092	16.9%
2006		5,384	17.7%	6,191	20.0%	6,456	21.5%
2007		9,435	31.0%	10,825	35.0%	8,876	29.5%
2008		3,659	12.0%	—	0.0%	—	0.0%

Total		$30,439		$30,967		$30,078

		9/30/2008		12/31/2007		9/30/2007
		% of Primary RIF	Primary Default Rate	% of Primary RIF	Primary Default Rate	% of Primary RIF	Primary Default Rate
Top 10 States as a Percentage of Primary Risk in Force, (Ranking based on 9/30/08 RIF)
Florida		10.5%	22.6%	10.8%	10.6%	10.8%	7.0%
California		8.2%	21.0%	8.1%	10.9%	7.7%	7.4%
Texas		7.2%	8.0%	7.2%	6.0%	7.2%	5.3%
Illinois		5.1%	12.6%	5.0%	8.2%	5.1%	6.5%
Georgia		4.7%	12.3%	4.7%	9.5%	4.7%	8.2%
New York		3.8%	9.6%	3.6%	6.8%	3.6%	6.2%
Ohio		3.8%	12.6%	3.8%	10.8%	3.9%	9.3%
Pennsylvania		3.3%	9.7%	3.3%	7.5%	3.4%	6.5%
Washington		3.1%	6.4%	3.1%	3.6%	3.0%	2.8%
New Jersey		3.1%	12.0%	3.0%	7.5%	3.1%	6.1%

	2008			2007
	9/30/2008	6/30/2008	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007
As a Percentage of Primary Risk in Force - loan to value ratios
High LTV (above 97% LTV’s)	22.6%	24.0%	24.4%	24.6%	23.9%	22.4%	20.3%
95.01% to 97% LTV’s	4.0%	3.9%	3.8%	3.8%	4.0%	4.3%	4.5%
90.01% to 95% LTV’s	29.4%	29.3%	29.4%	29.5%	29.3%	29.4%	30.1%
85.01% to 90% LTV’s	36.9%	35.7%	35.3%	35.0%	34.9%	35.7%	36.5%
85% and below	7.1%	7.1%	7.1%	7.1%	7.9%	8.2%	8.6%
As a Percentage of Primary Risk in Force:
Less-than-A quality (FICO scores below 620)	7.4%	7.7%	7.9%	8.1%	8.1%	7.9%	7.8%
Less-than-A quality (FICO scores below 575) (A)	1.9%	2.0%	2.1%	2.2%	2.2%	2.1%	2.1%
Alt-A Loans:
With FICO scores of 660 and above	17.4%	19.0%	19.4%	19.6%	20.0%	19.3%	18.3%
With FICO scores below 660 and above 619	2.6%	2.9%	3.0%	3.2%	3.4%	3.7%	3.8%

Total Alt-A Loans	20.0%	21.9%	22.4%	22.8%	23.4%	23.0%	22.1%
ARMs (B)	11.0%	11.6%	12.1%	12.8%	14.1%	16.0%	17.7%
Interest Only (C)	12.5%	13.8%	14.0%	14.2%	14.2%	13.6%	12.1%
Payment Option ARMs	3.6%	3.7%	3.7%	3.8%	3.9%	4.2%	4.3%

(A)	Less-than-A quality loans with FICO scores below 575 is a subset of PMI’s less-than-A quality loan portfolio.

(B)	Approximately 2.72% and 1.05% of RIF are subject to initial payment adjustment in 2008 and 2009, respectively.

(C)	Approximately 97.83% and 95.45% of interest only loans written in 2007 and the first nine months of 2008, respectively, have an initial deferral period of 5 years or greater.

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS DEFAULT INFORMATION

	2008				2007
	9/30/2008	6/30/2008	3/31/2008	Total (10)	12/31/2007	9/30/2007	6/30/2007	3/31/2007	Total (10)
	(Dollars in millions, except claim size)				(Dollars in millions, except claim size)
Primary loans, defaults and default rates
Primary policies in force	776,544	781,867	794,323	776,544	797,419	786,301	750,835	734,431	797,419
Primary loans in default	93,670	80,895	69,718	93,670	63,197	50,742	42,349	39,206	63,197
Primary default rate	12.06%	10.35%	8.78%	12.06%	7.93%	6.45%	5.64%	5.34%	7.93%
Flow only default rate	10.93%	9.26%	7.57%	10.93%	6.74%	5.38%	4.70%	4.54%	6.74%
Structured transactions only default rate	18.41%	16.25%	15.14%	18.41%	13.92%	11.65%	10.37%	9.29%	13.92%
Pool default rate	12.74%	10.76%	9.20%	12.74%	7.76%	6.18%	5.17%	4.82%	7.76%
Primary default rates by loan type
Alt-A loans	25.79%	21.67%	17.47%	25.79%	13.86%	9.92%	7.32%	6.06%	13.86%
Less than A quality loans	27.25%	23.27%	20.74%	27.25%	20.21%	17.27%	16.83%	16.94%	20.21%
Above 97s	15.23%	12.39%	10.18%	15.23%	9.11%	6.98%	6.02%	5.74%	9.11%
ARMs (excluding 2/28 Hybrid ARMs)	27.40%	23.41%	19.03%	27.40%	15.48%	11.74%	9.72%	8.43%	15.48%
2/28 Hybrid ARMs	47.38%	45.38%	42.95%	47.38%	38.62%	31.00%	22.06%	18.08%	38.62%
Payment option ARMs	32.60%	26.72%	19.59%	32.60%	14.46%	9.28%	6.32%	4.34%	14.46%
Interest Only	23.53%	19.25%	15.04%	23.53%	10.98%	7.11%	5.02%	4.15%	10.98%
Claims paid
Primary claims paid - flow	$130.1	$117.2	$93.0	$340.3	$71.0	$57.7	$46.7	$46.9	$222.3
Primary claims paid - structured transactions	76.9	71.8	59.9	208.6	34.7	29.4	21.6	18.4	104.1
Supplemental and other (16)	(24.6)	0.9	1.8	(21.9)	3.5	0.6	(0.5)	(0.4)	3.2

Total primary claims paid	182.4	189.9	154.7	527.0	109.2	87.7	67.8	64.9	329.6
Total pool and other	17.7	2.8	7.9	28.4	5.3	4.9	4.5	4.4	19.1

Total claims paid	200.1	192.7	162.6	555.4	114.5	92.6	72.3	69.3	348.7
Loss adjustment expenses	10.2	6.1	6.2	22.5	3.4	3.3	3.4	3.5	13.6

Total claims paid including loss adjustment expenses	$210.3	$198.8	$168.8	$577.9	$117.9	$95.9	$75.7	$72.8	$362.3
Number of primary claims paid	4,371	4,329	3,722	12,422	2,889	2,675	2,336	2,362	10,262
Average primary claim size (in thousands) (16)	$47.6	$43.9	$41.6	$44.5	$37.8	$32.8	$29.0	$27.5	$32.1
Captive reinsurance arrangements
Percentage of flow NIW subject to captive reinsurance arrangements	19.6%	50.8%	68.4%	45.5%	74.3%	64.2%	60.9%	49.2%	62.7%
Percentage of primary NIW subject to captive reinsurance arrangements	19.4%	48.7%	66.5%	44.4%	71.3%	49.1%	53.9%	34.0%	51.1%
Percentage of primary IIF subject to captive reinsurance arrangements	50.0%	53.0%	53.0%	50.0%	52.2%	50.2%	50.3%	51.0%	52.2%
Percentage of primary RIF subject to captive reinsurance arrangements	50.4%	53.1%	53.1%	50.4%	52.3%	50.2%	50.2%	50.8%	52.3%

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS ANALYSIS OF LOSS RESERVES

Loss Reserve Analysis	2008			2007
	9/30/2008	6/30/2008	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007
	(Dollars in millions)			(Dollars in millions)
Beginning reserves for losses and LAE,	$2,132.6	$1,589.3	$1,133.1	$698.2	$444.6	$386.0	$366.2
Reinsurance recoverables	(313.5)	(123.9)	(35.9)	(3.8)	(2.6)	(2.7)	(2.9)

Net balance at beginning of the period,	1,819.1	1,465.4	1,097.2	694.4	442.0	383.3	363.3
Loss and LAE incurred (principally with respect to defaults occuring in):
Current year	393.5	480.4	363.2	474.8	238.1	101.4	80.1
Prior years	(45.3)	72.1	173.8	45.8	110.2	33.0	12.7

Total incurred	348.2	552.5	537.0	520.6	348.3	134.4	92.8
Loss and LAE payments (principally with respect to defaults occuring in):
Current year	(22.7)	(5.4)	(0.1)	(31.3)	(11.3)	(0.9)	(0.1)
Prior years	(187.6)	(193.4)	(168.7)	(86.5)	(84.6)	(74.8)	(72.7)

Total payments	(210.3)	(198.8)	(168.8)	(117.8)	(95.9)	(75.7)	(72.8)
Net ending balance	1,957.0	1,819.1	1,465.4	1,097.2	694.4	442.0	383.3
Reinsurance recoverables (A)	392.7	313.5	123.9	35.9	3.8	2.6	2.7

Ending reserves for losses and LAE	$2,349.7	$2,132.6	$1,589.3	$1,133.1	$698.2	$444.6	$386.0

Loss Reserves by Book Year		9/30/2008	6/30/2008	3/31/2008	12/31/2007	12/31/2006	12/31/2005
		(Dollars in thousands)			(Dollars in thousands)
2002 and prior		$131,268	$125,014	$134,477	$117,987	$103,053	$149,157
2003		111,493	101,505	95,622	87,713	65,107	80,443
2004		157,722	152,214	133,461	119,017	76,606	80,865
2005		382,756	371,433	298,904	238,077	83,339	35,071
2006		687,187	633,559	462,662	345,918	38,077	—
2007		821,026	725,815	461,633	224,368	—	—
2008		58,199	23,092	2,494	—	—	—

Total Loss Reserves		$2,349,651	$2,132,632	$1,589,253	$1,133,080	$366,182	$345,536

	9/30/2008		6/30/2008		3/31/2008		12/31/2007		9/30/2007
	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE
	(Dollars in millions)
Primary insurance	93,670	$2,195.3	80,895	$2,037.4	69,718	$1,498.9	63,197	$1,054.3	50,742	$651.2
Pool insurance (8)	42,741	154.4	37,640	95.2	33,536	90.4	29,143	78.8	23,789	47.0

Total	136,411	$2,349.7	118,535	$2,132.6	103,254	$1,589.3	92,340	$1,133.1	74,531	$698.2

(A)	Reinsurance recoverables includes captive reinsurance agreements and other reinsurance recoverables.

THE PMI GROUP, INC. AND SUBSIDIARIES

CMG MORTGAGE INSURANCE COMPANY STATISTICAL INFORMATION

	2008				2007
	9/30/2008	6/30/2008	3/31/2008	Total (10)	12/31/2007	9/30/2007	6/30/2007	3/31/2007	Total (10)
	(Dollars in millions, except claims paid and claim size)
Primary new insurance written	$1,466	$1,877	$1,353	$4,696	$1,389	$1,621	$1,566	$1,053	$5,629
Primary insurance in force	$21,446	$20,627	$19,530	$21,446	$18,942	$18,265	$17,415	$16,670	$18,942
Primary risk in force	$5,334	$5,137	$4,871	$5,334	$4,721	$4,532	$4,292	$4,085	$4,721
Policies in force	137,979	134,451	129,032	137,979	126,342	123,164	118,933	115,224	126,342
Primary loans in default	2,795	2,157	1,832	2,795	1,796	1,516	1,259	1,130	1,796
Primary default rate	2.03%	1.60%	1.42%	2.03%	1.42%	1.23%	1.06%	0.98%	1.42%
Persistency	84.1%	82.6%	81.6%	84.1%	81.6%	80.7%	79.2%	78.5%	81.6%
Primary claims paid (in thousands)	$5,929	$6,051	$4,033	$16,013	$3,726	$3,235	$2,392	$2,131	$11,484
Number of primary claims paid	169	173	118	460	112	116	83	75	386
Average primary claim size (in thousands)	$35.1	$35.0	$34.2	$34.8	$33.3	$27.9	$28.8	$28.4	$29.8

THE PMI GROUP, INC. AND SUBSIDIARIES

INTERNATIONAL OPERATIONS SEGMENT (2) RESULTS OF OPERATIONS AND BALANCE SHEETS

	2008				2007
Income Statement Components - Quarter Ended	9/30/2008	6/30/2008	3/31/2008	Total	12/31/2007	9/30/2007	6/30/2007	3/31/2007	Total
	(U.S. dollars in thousands)				(U.S. dollars in thousands)
Net premiums written	$2,577	$6,093	$7,688	$16,358	$2,802	$4,419	$3,497	$3,405	$14,123

Revenues
Premiums earned	$3,776	$3,769	$3,205	$10,750	$3,704	$3,644	$3,519	$3,579	$14,446
Net (losses) gains from credit default swaps	(9,911)	9,550	800	439	(9,483)	(8,371)	1,579	1,828	(14,447)
Net investment income	3,875	3,762	4,767	12,404	2,854	2,866	2,719	2,409	10,848
Net realized investment gains (losses)	1,868	(480)	(231)	1,157	8	(267)	(16)	111	(164)
Other (loss) income	(23)	23	28	28	(97)	91	(9)	(99)	(114)

Total (expenses) revenues	(415)	16,624	8,569	24,778	(3,014)	(2,037)	7,792	7,828	10,569

Losses and expenses
Losses and loss adjustment expenses	34,488	3,589	19,020	57,097	22,111	2,719	1,611	364	26,805
Amortization of deferred policy acquisition costs	1,568	403	345	2,316	2,617	341	284	227	3,469
Other underwriting and operating expenses (6)	13,048	7,658	6,981	27,687	5,897	5,217	4,110	2,880	18,104

Total losses and expenses	49,104	11,650	26,346	87,100	30,625	8,277	6,005	3,471	48,378

(Loss) income from continuing operations before income taxes	(49,519)	4,974	(17,777)	(62,322)	(33,639)	(10,314)	1,787	4,357	(37,809)
Income tax (benefits) expense from continuing operations	(3,510)	340	(2,336)	(5,506)	(2,856)	(1,567)	446	1,448	(2,529)

(Loss) income from continuing operations	(46,009)	4,634	(15,441)	(56,816)	(30,783)	(8,747)	1,341	2,909	(35,280)
(Loss) income from discontinued operations, net of taxes	(80,491)	26,469	33,217	(20,855)	20,671	22,626	26,756	20,217	90,270

Net income (loss)	$(126,550)	$31,103	$17,776	$(77,671)	$(10,112)	$13,879	$28,097	$23,126	$54,990

Loss ratio, expense ratio and combined ratio for the International Operations segment are not meaningful due to the sale of PMI Australia and PMI Asia, which were classified as discontinued operations.

Balance Sheet Components - As of Quarter End	9/30/2008	6/30/2008	3/31/2008		12/31/2007	9/30/2007	6/30/2007	3/31/2007
	(U.S. dollars in thousands)				(U.S. dollars in thousands)
Assets
Investments:
Fixed income and equity securities	$158,171	$285,814	$288,047		$265,657	$263,807	$197,165	$198,445
Cash and cash equivalents	164,276	64,566	61,732		62,298	63,836	106,853	23,662
Reinsurance recoverables	953	1,066	1,068		987	965	916	904
Deferred policy acquisition costs	2,945	4,965	5,006		3,921	5,346	4,366	3,821
Property, equipment and software, net of accumulated depreciation and amortization	1,709	1,901	2,065		2,095	2,100	1,616	1,344
Other assets	18,596	15,815	16,837		12,174	11,457	9,585	14,809
Assets - discontinued operations - held for sale	1,324,795	1,618,497	1,522,347		1,453,555	1,437,828	1,353,067	1,261,338

Total assets	$1,671,445	$1,992,624	$1,897,102		$1,800,687	$1,785,339	$1,673,568	$1,504,323

Liabilities
Reserve for losses and loss adjustment expenses	$90,856	$62,664	$60,736		$41,579	$20,634	$18,083	$17,587
Unearned premiums	27,296	31,660	29,378		22,983	23,347	21,390	21,117
Other liabilities	63,124	48,915	52,694		46,652	39,436	25,304	26,793
Liabilities - discontinued operations - held for sale	543,830	615,441	576,681		568,380	548,164	521,888	484,030

Total liabilities	725,106	758,680	719,489		679,594	631,581	586,665	549,527

Shareholder’s equity	946,339	1,233,944	1,177,613		1,121,093	1,153,758	1,086,903	954,796

Total liabilities and shareholder’s equity	$1,671,445	$1,992,624	$1,897,102		$1,800,687	$1,785,339	$1,673,568	$1,504,323

THE PMI GROUP, INC. AND SUBSIDIARIES

PMI EUROPE QUARTERLY FINANCIAL INFORMATION

	2008				2007

Income Statement Components - Quarter Ended	9/30/2008	6/30/2008	3/31/2008	Total	12/31/2007	9/30/2007	6/30/2007	3/31/2007	Total
	(U.S. dollars in thousands, unless otherwise noted)
Net premiums written	$2,577	$6,093	$5,368	$14,038	$2,802	$4,420	$3,497	$3,404	$14,123

Revenues
Premiums earned	$3,598	$3,660	$3,156	$10,414	$3,704	$3,644	$3,519	$3,579	$14,446
Net (losses) gains from credit default swaps	(9,911)	9,550	800	439	(9,483)	(8,371)	1,579	1,828	(14,447)
Net investment income	3,221	2,971	3,972	10,164	1,919	2,080	2,225	2,408	8,632
Net realized investment gains (losses)	874	(480)	(231)	163	6	(267)	(15)	112	(164)
Other loss	—	—	—	—	—	(8)	(26)	(100)	(134)

Total (expenses) revenues	(2,218)	15,701	7,697	21,180	(3,854)	(2,922)	7,282	7,827	8,333

Losses and expenses
Losses and loss adjustment expenses	34,386	3,589	18,975	56,950	22,111	2,719	1,611	364	26,805
Amortization of deferred policy acquisition costs	1,565	401	345	2,311	2,617	341	284	227	3,469
Other underwriting and operating expenses (6)	9,813	5,587	4,633	20,033	4,283	3,880	3,108	2,769	14,040

Total losses and expenses	45,764	9,577	23,953	79,294	29,011	6,940	5,003	3,360	44,314

(Loss) income before income taxes	(47,982)	6,124	(16,256)	(58,114)	(32,865)	(9,862)	2,279	4,467	(35,981)
Income tax (benefit) expense	(3,510)	340	(2,336)	(5,506)	(3,281)	(1,417)	624	1,488	(2,586)

Net (loss) income	$(44,472)	$5,784	$(13,920)	$(52,608)	$(29,584)	$(8,445)	$1,655	$2,979	$(33,395)

Net (loss) income (Euros in thousands)	€(29,410)	€3,704	€(8,857)	€(34,563)	€(21,715)	€(6,144)	€1,227	€2,272	€(24,360)

Loss ratio, expense ratio and combined ratio for PMI Europe are not meaningful.

Balance Sheet Components - As of Quarter End	9/30/2008	6/30/2008	3/31/2008		12/31/2007	9/30/2007	6/30/2007	3/31/2007
	(U.S. dollars in thousands)				(U.S. dollars in thousands)
Assets
Investments:
Fixed income securities	$145,746	$220,099	$222,364		$200,825	$203,992	$197,165	$198,445
Cash and cash equivalents	109,440	58,256	53,765		53,335	47,715	36,316	23,662
Reinsurance recoverables	954	1,066	1,068		987	965	916	904
Deferred policy acquisition costs	2,580	4,581	4,623		3,921	5,346	4,366	3,821
Property, equipment and software, net of accumulated depreciation and amortization	1,165	1,269	1,372		1,323	1,317	1,293	1,344
Other assets	18,279	15,287	15,837		11,780	10,094	9,327	14,809

Total assets	$278,164	$300,558	$299,029		$272,171	$269,429	$249,383	$242,985

Liabilities
Reserve for losses and loss adjustment expenses	$90,715	$62,620	$60,692		$41,579	$20,634	$18,083	$17,587
Unearned premiums	25,417	29,521	27,140		22,983	23,347	21,390	21,117
Other liabilities	61,269	47,284	50,432		45,534	36,772	24,154	26,697

Total liabilities	177,401	139,425	138,264		110,096	80,753	63,627	65,401

Shareholder’s equity	100,763	161,133	160,765		162,075	188,676	185,756	177,584

Total liabilities and shareholder’s equity	$278,164	$300,558	$299,029		$272,171	$269,429	$249,383	$242,985

THE PMI GROUP, INC. AND SUBSIDIARIES

PMI EUROPE STATISTICAL INFORMATION

	2008				2007
	9/30//2008	6/30//2008	3/31/2008	Total (10)	12/31/2007	9/30/2007	6/30/2007	3/31/2007	Total (10)
	(U.S. dollars in millions, except claims paid)
New insurance written	$90	$129	$95	$314	$236	$132	$141	$136	$645
New credit default swaps written	$—	$—	$—	$—	$12,067	$1,919	$—	$—	$13,986
New reinsurance written	$—	$3,627	$1,934	$5,561	$617	$1,402	$1,778	$504	$4,301
Insurance in force	$55,143	$62,422	$63,103	$55,143	$62,929	$51,707	$48,120	$48,121	$62,929
Risk in force	$7,972	$9,182	$9,628	$7,972	$9,420	$5,711	$3,813	$3,824	$9,420
Claims paid including credit default swaps (in thousands)	$2,461	$3,593	$3,562	$9,616	$2,898	$3,207	$2,577	$1,547	$10,229

THE PMI GROUP, INC. AND SUBSIDIARIES

FINANCIAL GUARANTY SEGMENT (3) RESULTS OF OPERATIONS AND BALANCE SHEETS

	2008				2007
Income Statement Components - Quarter Ended	9/30/2008	6/30/2008	3/31/2008	Total	12/31/2007	9/30/2007	6/30/2007	3/31/2007	Total
	(Dollars in thousands)				(Dollars in thousands)
Net premiums written	$—	$—	$—	$—	$—	$—	$—	$—	$—

Revenues
Premiums earned	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	—	—	—	—	—	—	—	—	—
Net realized investment gains	—	—	—	—	—	—	—	—	—
Impairment of unconsolidated subsidiary (14)	(2,887)	—	(87,981)	(90,868)	(38,499)	—	—	—	(38,499)

Total revenues	(2,887)	—	(87,981)	(90,868)	(38,499)	—	—	—	(38,499)

Losses and expenses									—
Losses and loss adjustment expenses	—	—	—	—	—	—	—	—	—
Amortization of deferred policy acquisition costs	—	—	—	—	—	—	—	—	—
Other underwriting and operating expenses	—	—	—	—	—	—	—	—	—

Total losses and expenses	—	—	—	—	—	—	—	—	—

Loss before equity in earnings (losses) from unconsolidated subsidiaries and income taxes	(2,887)	—	(87,981)	(90,868)	(38,499)	—	—	—	(38,499)
Equity in earnings (losses) from unconsolidated subsidiaries	9,340	(24,321)	(36,236)	(51,217)	(794,637)	(26,741)	30,842	31,703	(758,833)

Income (loss) from continuing operations before income taxes	6,453	(24,321)	(124,217)	(142,085)	(833,136)	(26,741)	30,842	31,703	(797,332)
Income tax (benefit) expense from continuing operations	—	—	(1,244)	(1,244)	(67,767)	(1,113)	3,264	3,040	(62,576)

Income (loss) from continuing operations	$6,453	$(24,321)	$(122,973)	$(140,841)	$(765,369)	$(25,628)	$27,578	$28,663	$(734,756)
Income (loss) from discontinued operations, net of taxes	437	(21,785)	(1,265)	(22,613)	(787)	1,236	1,436	1,201	3,086

Net income (loss)	$6,890	$(46,106)	$(124,238)	$(163,454)	$(766,156)	$(24,392)	$29,014	$29,864	$(731,670)

Balance Sheet Components -As of Quarter End	9/30/2008	6/30/2008	3/31/2008		12/31/2007	9/30/2007	6/30/2007	3/31/2007
	(Dollars in thousands)				(Dollars in thousands)
Assets
Investments:
Fixed income securities	$617	$117,607	$163,534		$167,915	$167,276	$165,422	$133,461
Equity securities: preferred	—	20,097	21,102		22,465	26,880	25,131	24,459

Total investments	$617	$137,704	$184,636		$190,380	$194,156	$190,553	$157,920
Cash and cash equivalents	30,220	29,276	7,419		11,252	11,610	15,414	56,260
Investments in unconsolidated subsidiaries	6,453	—	25,998		163,661	984,417	996,431	977,523
Deferred policy acquisition costs	—	—	3,600		3,910	3,902	3,312	2,182
Property, equipment and software, net of accumulated depreciation and amortization	—	162	174		187	131	132	133
Other assets	60,414	67,520	7,323		52,918	3,838	4,282	5,282

Total assets	$97,704	$234,662	$229,150		$422,308	$1,198,054	$1,210,124	$1,199,300

Liabilities
Reserve for losses and loss adjustment expenses	$22,900	$7,241	$(878)		$2,650	$—	$—	$—
Unearned premiums	—	820	6,331		6,709	6,748	6,984	6,123
Long-term debt	—	50,000	50,000		50,000	50,000	50,000	50,000
Other (assets) liabilities	(2,000)	2,897	(45,082)		2,892	37,766	40,817	45,745

Total liabilities	20,900	60,958	10,371		62,251	94,514	97,801	101,868

Shareholder’s equity	76,804	173,704	218,779		360,057	1,103,540	1,112,323	1,097,432

Total liabilities and shareholder’s equity	$97,704	$234,662	$229,150		$422,308	$1,198,054	$1,210,124	$1,199,300

THE PMI GROUP, INC. AND SUBSIDIARIES

CORPORATE AND OTHER SEGMENT (4) RESULTS OF OPERATIONS AND BALANCE SHEETS

	2008				2007
Income Statement Components - Quarter Ended	9/30/2008	6/30/2008	3/31/2008	Total	12/31/2007	9/30/2007	6/30/2007	3/31/2007	Total
	(Dollars in thousands)				(Dollars in thousands)
Net premiums written	$12	$5	$8	$25	$19	$14	$7	$12	$52

Revenues
Premiums earned	$10	$11	$12	$33	$10	$18	$16	$13	$57
Net investment income	2,892	2,026	1,211	6,129	1,400	1,935	2,258	2,832	8,425
Net realized investment (losses) gains	(988)	(3)	(11)	(1,002)	12,669	(1,886)	(620)	(726)	9,437
Change in fair value of certain debt instruments (15)	66,283	16,957	28,708	111,948	—	—	—	—	—
Other income	2,186	3,319	3,243	8,748	3,270	4,563	4,769	1,706	14,308

Total revenues	70,383	22,310	33,163	125,856	17,349	4,630	6,423	3,825	32,227

Losses and expenses
Losses and loss adjustment expenses	—	—	—	—	—	—	—	—	—
Other underwriting and operating expenses	21,731	21,145	18,283	61,159	18,400	16,918	19,925	24,013	79,256
Interest expense	11,126	9,152	7,600	27,878	7,619	7,591	7,627	7,522	30,359

Total losses and expenses	32,857	30,297	25,883	89,037	26,019	24,509	27,552	31,535	109,615

Income (loss) before equity in (losses) earnings from unconsolidated subsidiaries and income taxes	37,526	(7,987)	7,280	36,819	(8,670)	(19,879)	(21,129)	(27,710)	(77,388)
Equity in (losses) earnings from unconsolidated subsidiaries	(152)	(121)	(121)	(394)	8	(28)	289	(55)	214

Income (loss) before income taxes	37,374	(8,108)	7,159	36,425	(8,662)	(19,907)	(20,840)	(27,765)	(77,174)
Income tax (benefit) expense	10,012	(2,684)	2,184	9,512	(6,528)	(8,869)	(6,015)	(7,932)	(29,344)

Net income (loss)	$27,362	$(5,424)	$4,975	$26,913	$(2,134)	$(11,038)	$(14,825)	$(19,833)	$(47,830)

Balance Sheet Components - As of Quarter End	9/30/2008	6/30/2008	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007
	(Dollars in thousands)			(Dollars in thousands)
Assets
Investments:
Fixed income securities	$134,222	$50,080	$51,979	$52,974	$53,088	$53,120	$53,849
Equity securities: common	—	987	1,242	1,242	1,275	3,477	4,250
Short term investments	1,300	1,300	1,300	1,300	1,301	1,300	1,300

Total investments	$135,522	$52,367	$54,521	$55,516	$55,664	$57,897	$59,399
Cash and cash equivalents	118,659	224,779	40,214	51,512	45,335	163,700	100,574
Investments in unconsolidated subsidiaries	15,360	15,646	15,493	14,914	15,158	15,224	15,200
Property, equipment and software, net of accumulated depreciation and amortization	77,136	78,042	78,627	79,142	79,594	80,807	81,867
Other (liabilities) assets	(17,281)	(5,837)	8,821	49,657	39,901	42,165	14,222

Total assets	$329,396	$364,997	$197,676	$250,741	$235,652	$359,793	$271,262

Liabilities
Unearned premiums	$21	$18	$26	$29	$21	$25	$33
Debt	532,177	554,694	364,378	446,593	446,593	446,593	446,593
Other (assets) liabilities	(10,820)	(7,122)	7,893	(515)	(16,256)	(2,423)	(76,061)

Total liabilities	521,378	547,590	372,297	446,107	430,358	444,195	370,565

Shareholder’s deficit	(191,982)	(182,593)	(174,621)	(195,366)	(194,706)	(84,402)	(99,303)

Total liabilities and shareholder’s deficit	$329,396	$364,997	$197,676	$250,741	$235,652	$359,793	$271,262